SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectuses for the following fund:

Scudder Aggressive Growth Fund

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The following supplements information contained in the section "The Fund's Main
Investment Strategy" and replaces the "Non-Diversification Risk" subsection contained in the "The Main Risks of Investing in the Fund" section for the fund listed above.

The fund is classified as "diversified." As compared to non-diversified funds, diversified funds generally invest in a larger number of issuers.











August 16, 2004












               Please Retain This Supplement for Future Reference